UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

February 18, 2025
Date of Report (Date of earliest event reported)

Upstart Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39797	46-4332431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2950 S. Delaware Street, Suite 410
San Mateo, CA 94403
(Address of principal executive offices, including zip code)

(833) 212-2461
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                         ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2025, the Board of Directors (the “Board”) of Upstart Holdings, Inc. (“Upstart”) approved an increase in the size of the Board to nine (9) members and elected Peter Bernard to serve as a Class II director on the Board, effective as of February 19, 2025.

Mr. Bernard currently serves as the Board Chair of Barclays Bank U.S., LLC and Barclays Bank Delaware and has served in those roles since 2018. He previously served as the Chief Operating Officer, from 2016 to 2018, and Board Member, from 2010 to 2016, at Root Capital, a nonprofit social investment fund. From 2006 through 2013, he was Managing Director and Chief Risk Officer of D.E. Shaw & Co., L.P. in New York. Prior to 2006, he held a variety of finance roles and previously spent fifteen years at J.P Morgan in various capital market roles. Mr. Bernard also serves on the boards of the Massachusetts Audubon Society and Bowdoin College. He graduated from Bowdoin College in 1979 with a BA in Economics.

In accordance with Upstart’s Outside Director Compensation Policy (the “Policy”), Mr. Bernard is eligible to receive the standard compensation and equity awards provided to Upstart’s non-employee directors for their services pursuant to the Policy.

Upstart will enter into its standard form of indemnification agreement with Mr. Bernard. There are no family relationships between Mr. Bernard and any director or executive officer of Upstart that would be required to be disclosed pursuant to Item 401(d) of Regulation S-K, and there are no transactions between Mr. Bernard and Upstart that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Upstart Holdings, Inc. dated February 19, 2025
104	Cover Page Interactive Data File (Cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Upstart Holdings, Inc.
Dated: February 19, 2025	By:	/s/ Scott Darling
Scott Darling
Chief Legal Officer and Corporate Secretary